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                                                                    EXHIBIT 10.3



ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO FINOVA CAPITAL CORPORATION


                                     FORM OF
                    NOTE MODIFICATION AND EXTENSION AGREEMENT

               THIS NOTE MODIFICATION AND EXTENSION AGREEMENT made and entered into is as of the _____ day of September 1999, by and between ___________ an individual resident of the State of __________ (hereinafter called "Payee") and nStor Technologies, Inc., a Delaware corporation (hereinafter called "Maker").


                              W I T N E S S E T H:

        WHEREAS, Payee is the holder of an Amended and Restated Promissory Note executed by Maker dated September 22, 1998, evidencing Maker's indebtedness to Payee in the original principal amount of _________________ U.S. Dollars (U.S._________) (a copy of said Amended and Restated Promissory Note is attached hereto and incorporated herein as Exhibit "A"); and

        WHEREAS, Maker desires to modify and extend the due date for payment of the outstanding unpaid principal balance of the indebtedness evidenced by the attached Amended and Restated Promissory Note from September 5, 2000 to September 5, 2001; and

        WHEREAS, Payee is willing to modify and extend the due date for payment of the outstanding unpaid principal balance of the indebtedness evidenced by the attached Amended and Restated Promissory Note from September 5, 2000 to September 5, 2001;

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the sum of TEN and 00/100ths U.S. Dollars (U.S. $10.00) and other good and valuable considerations, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree as follows:

        1. The foregoing recitals are true and correct in all respects.

        2. The parties hereby agree that the due date for payment of the outstanding unpaid principal balance of the indebtedness evidenced by the attached Amended and Restated Promissory Note shall be modified and extended from September 5, 2000 to September 5, 2001.

        3. The parties hereby agree and acknowledge that the "Principal Amount", as that term is defined in the attached Amended and Restated Promissory Note, shall continue to




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bear interest at the rate of ten percent (10%) per annum, payable monthly, as set forth in the attached Amended and Restated Promissory Note, until the Principal Amount of the indebtedness evidenced by the attached Amended and Restated Promissory Note as hereinabove modified and extended is paid in full.

        4. The parties further agree that the entire "Principal Amount" as that term is defined in the attached Amended and Restated Promissory Note plus all accrued interest thereon shall hereinafter be due and payable in full on September 5, 2001.

        5. The parties hereby agree and acknowledge that all other provisions and conditions as set forth in the attached Amended and Restated Promissory Note shall remain the same throughout the modified and extended term of the attached Amended and Restated Promissory Note.

        6. The Maker hereby certifies, confirms and agrees that the attached Amended and Restated Promissory Note, as hereinabove modified and extended, together with the Loan Agreement and the Amended and Restated Security Agreement referenced therein and executed on evendate therewith, are all in full force and effect, are all valid and enforceable in accordance with their respective terms and conditions, and are not subject to any defenses or offsets of any kind or nature whatsoever.

        7. This agreement shall be binding upon the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed on the day and year first above written.



Maker:
nStor Technologies, Inc.

By:     /S/ Michael L. Wise

Name:   Michael L. Wise

Title:  Vice President


Payee:   _____________________

By: ______________________________________

Name: (Print)_____________________________

Title:____________________________________